                                                           EXHIBIT 4.1


[LOGO]
CIC. COMMUNICATION INTELLIGENCE CORPORATION
                                                                              SHARES

                                                                           COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     SEE REVERSE FOR
                                                                        CERTAIN DEFINITIONS

                                                                         CUSIP 20338K 10 6

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE MAIN OFFICES OF THE R-M TRUST COMPANY, VANCOUVER, B.C., CALGARY, ALBERTA OR MELLON SECURITIES TRUST COMPANY, NEW JERSEY, U.S.A.


THIS
CERTIFIES
THAT






IS THE REGISTERED
HOLDER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, U.S. $.01 PAR VALUE PER SHARE, OF
                  COMMUNICATION INTELLIGENCE CORPORATION

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as restated or amended, or as same may be restated or amended hereafter (a copy of which are on file with the Transfer Agent), to all of which the holder hereof by acceptance hereof agrees and assents. This certificate is not valid until countersigned and registered by the Transfer Agent and the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                         [COMMUNICATION INTELLIGENCE CORPORATION]
COUNTERSIGNED AND REGISTERED:                          [CORPORATE]                  /s/ James Dao
THE R-M TRUST COMPANY                 VANCOUVER          [SEAL]                           PRESIDENT
TRANSFER AGENT AND REGISTRAR           CALGARY            1986
                                                       [DELAWARE]
MELLON SECURITIES TRUST COMPANY      NEW JERSEY
TRANSFER AGENT AND REGISTRAR                                                       /s/ F V Dane
                                                                                          SECRETARY

BY
  -------------------------------------
                  AUTHORIZED OFFICER

                       COMMUNICATION INTELLIGENCE CORPORATION


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                      UNIF GIFT MIN ACT -- ........Custodian.........
                                                                           (Cust)           (Minor)
TEN ENT -- as tenants by the entireties                                 under Uniform Gifts to Minors
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants                               Act........................
           in common                                                                (State)

       Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------
|                                |
|                                |
---------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

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_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of Communication Intelligence Corporation with full power of substitution in the premises.

Dated_____________________

                                 _____________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.